Exhibit 99.1

                                                                  EXECUTION COPY


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                    TIME WARNER ENTERTAINMENT COMPANY, L.P.,
                           TIME WARNER CABLE INC., AND
                            TW NY CABLE HOLDING INC.,


                                       TO

                              THE BANK OF NEW YORK,

                                                                   TRUSTEE,

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                         Eleventh Supplemental Indenture

                          Dated as of November 2, 2006

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          ELEVENTH  SUPPLEMENTAL  INDENTURE  dated as of  November 2, 2006 among
     TIME WARNER ENTERTAINMENT COMPANY, L.P., a Delaware limited partnership ("TWE"), TIME WARNER CABLE INC., a corporation duly organized and existing under the laws of the State of Delaware ("TWC"), TW NY CABLE HOLDING INC., a corporation duly organized and existing under the laws of the State of Delaware ("TWNYCH") and THE BANK OF NEW YORK, a banking corporation duly organized and existing under the laws of New York, as Trustee (the "Trustee") and solely for the purpose of terminating the TW Partner Guaranties and ceasing to be a party to the Indenture (as defined below) AMERICAN TELEVISION AND COMMUNICATIONS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware, and WARNER COMMUNICATIONS INC., a corporation duly organized and existing under the laws of the State of Delaware, (collectively the "TW Partners") and solely for the purpose of ceasing to be a party to the Indenture HISTORIC TW INC. (f/k/a "Time Warner Inc."), a corporation duly organized and existing under the laws of the State of Delaware ("HTW") and TIME WARNER NY CABLE LLC, a limited liability company duly organized and existing under the laws of the State of Delaware ("TWNY").

                                    RECITALS

          Upon execution and delivery of this Eleventh Supplemental Indenture TWE, TWC, TWNYCH and the Trustee will be parties to that Indenture dated as of April 30, 1992, as amended by the First Supplemental Indenture dated as of June 30, 1992 (the "First Supplemental Indenture"), the Second Supplemental Indenture dated as of December 9, 1992, the Third Supplemental Indenture dated as of October 12, 1993, the Fourth Supplemental Indenture dated as of March 29, 1994, the Fifth Supplemental Indenture dated as of December 28, 1994, the Sixth Supplemental Indenture dated as of September 29, 1997, the Seventh Supplemental Indenture dated as of December 29, 1997, the Eighth Supplemental Indenture dated as of December 9, 2003, the Ninth Supplemental Indenture dated as of November 1, 2004 (the "Ninth Supplemental Indenture") and the Tenth Supplemental Indenture dated as of October 18, 2006 (collectively, the "Indenture"), providing for the issuance from time to time of unsecured debentures, notes or other evidences of indebtedness (the "Securities"), to be issued in one or more series as provided in the Indenture and the guaranties of the Securities by TWC and TWNYCH.

          Pursuant to the terms of Section 804 of the Indenture HTW was released and discharged from all of its obligations under the Time Warner Guaranty and relieved of all obligations and covenants under the Indenture and the Securities.

          On October 18, 2006 TWNY ceased to be a general partner of TWE and pursuant to the terms of the Ninth Supplemental Indenture ceased to be a party to and bound by the Indenture.

          TWE,  TWC,  TWNYCH,  each of the TW  Partners,  HTW and TWNY have duly authorized the execution and delivery of this Eleventh Supplemental Indenture to (a) amend the guaranty of the Securities by TWC (the "TWC Guaranty"), (b) to remove American Television and Communications Corporation and Warner Communications

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     Inc. from Exhibit A to the First  Supplemental  Indenture and terminate the
     TW Partner Guaranties, (c) to modify the provision of Section 704 of the Indenture so that in the event TWE is not subject to the reporting obligations of Section 13 or 15(d) of the Exchange Act, to allow the parent of TWE to satisfy TWE's reporting obligations under the Indenture by providing Holders with quarterly and annual reports that such parent would be required to file with the Commission pursuant to Section 13 of the Securities Exchange Act of 1934 ("Exchange Act") if it and TWE were subject to such Section, and (d) to acknowledge and confirm that following the execution and delivery of this Eleventh Supplemental Indenture the only parties to the Indenture will be TWE, TWC, TWNY and the Trustee, subject in each case to the terms and conditions described herein.

          This Eleventh Supplemental Indenture is being executed pursuant to and in accordance with Section 902 of the Indenture.

          All things necessary to make this Eleventh Supplemental Indenture a valid and binding agreement of TWE, TWC, TWNYCH, the TW Partners, HTW and TWNY have been done.

          NOW, THEREFORE, WITNESSETH:

          For and in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE
                       INCORPORATION OF PREVIOUS DOCUMENTS

          SECTION 101. Incorporation of Previous Documents.

          This Eleventh Supplemental Indenture is a supplemental indenture within the meaning of the Indenture and shall be read together therewith, and shall have the same effect as though all the provisions thereof and hereof were contained in one instrument. Unless otherwise expressly provided, the provisions of the Indenture are incorporated herein by reference.

          SECTION 102. Definitions.

          Unless otherwise provided herein, the terms used herein shall have the meanings ascribed to such terms in the Indenture.

          SECTION 103. Governing Law.

          This Eleventh Supplemental Indenture, the Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.


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          SECTION 104. Trustee.

          The Trustee makes no representation as to the validity or sufficiency of this Eleventh Supplemental Indenture, except as to the satisfaction of the Trustee with the form hereof. The recitals and statements herein are deemed to be those of the parties hereto other than the Trustee.

                                   ARTICLE TWO
                           AMENDMENTS TO TWC GUARANTY

          The TWC Guaranty provided for in Article Two of the Eighth Supplemental Indenture shall hereby, upon execution and delivery of this Eleventh Supplemental Indenture by each of the parties hereto, be amended by deleting such Article in its entirety and replacing it with the following:

          For value received, TWC and, subject to the terms of the Indenture, its successors and assigns, hereby fully and unconditionally guarantees to each Holder of Securities Outstanding as of the date hereof and any Securities heretofore issued and Outstanding which reference the applicability of this Guaranty (collectively, the "Guaranteed Securities"), and to the Trustee for itself and on behalf of each such Holder, the due and punctual payment of the principal of (and premium if any) and interest on such Guaranteed Securities, when and as the same become due and payable, whether at Stated Maturity, upon redemption or repayment, upon declaration of acceleration or otherwise, according to the terms of the Guaranteed Securities and of the Indenture. In case of the failure of TWE or any successor thereto to punctually pay any such principal, premium or interest, TWC hereby agrees to immediately cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, upon redemption or repayment, upon declaration of acceleration or otherwise, as if such payment were made by TWE.

          TWC hereby agrees that as long as this Article Two is in effect, its obligations hereunder and under the Indenture shall be unconditional and absolute, irrespective of the identity of TWE, the validity, regularity or enforceability of any such Securities or the Indenture, the absence of any action to enforce the same, the granting of any waiver or consent by the Holder of any such Securities with respect to any provisions thereof, the recovery of any judgment against TWE or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. TWC hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of TWE, any right to require that a proceeding be brought first against TWE, protest, notice and all demands whatsoever, and covenants that as long as this Article Two is in effect, this TWC Guaranty will not be discharged except by complete payment of the payment and other obligations contained in such Security or in this Article Two.

          TWC acknowledges and agrees for the benefit of the Trustee and such Holders that the Trustee and such Holders (in the case of an Event of Default under Section 501(1) or (2) of the Indenture) may directly and simultaneously proceed against TWC for the enforcement of this TWC Guaranty and against TWE (as Obligor). The

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     obligations  of TWC hereunder are  independent  of the  obligations  of TWE under the Guaranteed Securities and the Indenture, and a separate action or actions may be brought and prosecuted against TWC hereunder whether or not
     (i) an action or proceeding is brought against TWE, (ii) TWE is joined in any such action or proceeding against TWC or (iii) the Trustee or such Holders have taken any action to collect or attempted to otherwise collect such obligations from TWE or any other Person liable therefor.

          Anything in this Article Two to the contrary notwithstanding, this TWC Guaranty is and shall be deemed to be a guaranty of payment, and not a guaranty of collection.

          If the Trustee or the Holder of any Guaranteed Security is required by any court or otherwise to return to TWE or any custodian, receiver, liquidator, trustee, sequestrator or other similar official acting in relation to TWE, any amount paid to the Trustee or such Holder in respect of such Guaranteed Security, this Guaranty, to the extent theretofore discharged, shall be reinstated in full force and effect. TWC further agrees, to the fullest extent that it may lawfully do so, that, as between itself, on the one hand, and Holders of Guaranteed Securities and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated to the extent provided in Article Five of the Indenture for purposes of this Guaranty, notwithstanding any stay, injunction or other prohibition existing under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

          No reference herein to the Indenture and no provision of this Article Two or of the Indenture shall alter or impair this Guaranty, which is absolute and unconditional, as to the payment of the principal (and premium, if any) and interest owing in respect of the Securities referring to this Guaranty.

                                  ARTICLE THREE
           AMENDMENTS TO EXHIBIT A TO THE FIRST SUPPLEMENTAL INDENTURE

          Exhibit A to the First Supplemental Indenture shall be amended and restated in its entirety as set forth on Exhibit A hereto.

                                  ARTICLE FOUR
                      TERMINATION OF TW PARTNER GUARANTIES

          The TW Partner Guaranties shall terminate and cease to be effective upon the execution and delivery of this Eleventh Supplemental Indenture by each of the parties hereto and each of the TW Partners shall be released and discharged from all of its obligations under the TW Partner Guaranties and each of the TW Partners shall be relieved of all obligations and covenants under the Indenture and the Securities.


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                                  ARTICLE FIVE
                   AMENDMENTS TO SECTION 704 of the INDENTURE

          Section 704 of the Indenture shall be amended by deleting such section in its entirety and replacing it with the following:

               SECTION 704. Reports by Time Warner Cable Inc.
                            ---------------------------------

               So long as any Securities remain outstanding, the Obligor shall provide quarterly and annual reports of either the Obligor or the Ultimate Parent Guarantor of the Securities (such entity, the "Reporting Entity") that the Reporting Entity would be required to file under Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act") if the Reporting Entity were then subject to such
          Section 13; provided, however, that such reports shall not be required to contain any financial information with respect to any other obligor or guarantor of the Securities other than the Reporting Entity, exhibits or officer's certifications which, in each case, are required pursuant to the requirements of Section 13 of the Exchange Act and the rules and regulations thereunder unless the Reporting Entity is then actually subject to such Section 13 or 15(d) of the Exchange Act with respect to the Securities. Such reports shall be delivered to the Trustee within 15 days after such reports are or would be required to be filed with the Commission and made available to Holders on request.

               For purposes hereof, "Ultimate Parent Guarantor" shall mean on the date hereof, TWC, and, thereafter, any other Person (x) as to which the Obligor is a Subsidiary, (y) which has fully and unconditionally guaranteed to the Holders the payment of all principal and interest on the Securities when due, and (z) which is not itself a Subsidiary of any other Person which has fully and unconditionally guaranteed to the Holders the payment of all principal and interest on the Securities when due.

               In addition,  the Obligor shall comply with its obligations under
          Section 314(a) of the Trust Indenture Act.

               Delivery of such reports to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Obligor's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


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                                   ARTICLE SIX
                  CONFIRMATION OF THE PARTIES TO THE INDENTURE

          By executing this Eleventh Supplemental Indenture, each of the parties to this Eleventh Supplemental Indenture hereby acknowledges and confirms that after giving effect hereto, the only parties to the Indenture shall be the Obligor, TWC, TWNYCH and the Trustee, and that all other affiliates of the Obligor heretofore party to the Indenture shall not be subject to or bound by the Indenture.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                                     * * * *



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          IN WITNESS  WHEREOF,  the parties  hereto  have  caused this  Eleventh
     Supplemental Indenture to be duly executed by their respective officers or agents as of the day and year first above written.


                                                  TIME WARNER ENTERTAINMENT
                                                  COMPANY, L.P.,

                                                   by /s/ Edward B. Ruggiero
                                                      --------------------------
                                                      Name:  Edward B. Ruggiero
                                                      Title: Vice President


                                                  TIME WARNER CABLE INC.,

                                                   by /s/ Edward B. Ruggiero
                                                      --------------------------
                                                      Name:  Edward B. Ruggiero
                                                      Title: Vice President &
                                                             Asst. Treasurer


                                                  TW NY CABLE HOLDING INC.,

                                                   by /s/ Edward B. Ruggiero
                                                     ---------------------------
                                                     Name:  Edward B. Ruggiero
                                                     Title: Vice President &
                                                            Asst. Treasurer


                                                  THE BANK OF NEW YORK,

                                                   by /s/ Geovanni Barris
                                                      --------------------------
                                                      Name:  Geovanni Barris
                                                      Title: Vice President

          Solely for the purposes of terminating the TW Partner Guaranties and ceasing to be a party to the Indenture.

                                                  HISTORIC TW INC.,

                                                    by /s/ Edward B. Ruggiero
                                                       -------------------------
                                                       Name:  Edward B. Ruggiero
                                                       Title: Vice President


                                                  TIME WARNER NY CABLE LLC.,

                                                    by /s/ Edward B. Ruggiero
                                                       -------------------------
                                                      Name:  Edward B. Ruggiero
                                                      Title: Vice President &
                                                             Asst. Treasurer


                                                  AMERICAN TELEVISION AND
                                                  COMMUNICATIONS CORPORATION,

                                                    by /s/ Edward B. Ruggiero
                                                       -------------------------
                                                       Name:  Edward B. Ruggiero
                                                       Title: Vice President


                                                  WARNER COMMUNICATIONS INC.,

                                                    by /s/ Edward B. Ruggiero
                                                       -------------------------
                                                       Name:  Edward B. Ruggiero
                                                       Title: Vice President



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                                                                       EXHIBIT A


                                                        Guaranteed
TW Partners                                             Percentage
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None                                                        0%